GREENWICH STREET SERIES FUND
on behalf of the
International Equity Portfolio
Emerging Growth Portfolio
(each a "Portfolio", collectively the "Portfolios")

Supplement dated September 6, 2001 to the
Prospectus dated April 28, 2001

The following information supplements certain information contained in the Prospectus and Statement of Additional Information of the Portfolios.


On September 6, 2001, the Board of Trustees of Greenwich Street Series Fund (the "Trust") approved a reverse stock split with respect to the shares of the International Equity Portfolio and the Emerging Growth Portfolio.

Each shareholder's aggregate investment in a Portfolio will remain unchanged as a result of the reverse stock split. The effect of the reverse stock split is to reduce the number of shares outstanding of a Portfolio, but each shareholder's aggregate net asset value and the aggregate net asset value of a Portfolio will remain unchanged. Immediately following the reverse stock split, each shareholder of the International Equity Portfolio will hold a number of shares of the Portfolio equal to the number of shares held by the shareholder immediately prior to the reverse stock split divided by sixteen and each shareholder of the Emerging Growth Portfolio will hold a number of shares of the Portfolio equal to the number of shares held by the shareholder immediately prior to the reverse stock split divided by seven.

The required distribution of significant capital gains caused the net asset value of each Portfolio to decline. Undistributed capital gains in each Portfolio made up approximately 85%-90% of their net assets, causing a proportionate drop in the net asset value per share upon distribution.

Management believes that it is in the best interest of each Portfolio and its shareholders to effect a reverse stock split of the Portfolio's shares. The reverse stock split will be effected based on the net asset value of each Portfolio as of the close of business on September 7, 2001.


FD 02385